                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                        Date of Report: January 18, 2000

                CHASE MANHATTAN BANK - FIRST UNION NATIONAL BANK
                            COMMERCIAL MORTGAGE TRUST

                ------------------------------------------------
                           (Exact Name of Registrant)

         New York                       333-05271             13-3728743
----------------------------   ------------------------   ----------------------
(State or other jurisdiction   (Commission File Number)   (IRS Employer
of incorporation)                                         Identification No.)

                           380 Madison Avenue, New York               10017-2951
                           ----------------------------------------   ----------
                           (Address of principal executive offices)   (Zip Code)

Registrant's telephone number, including area code: (212) 622-3510

Item 5. Other Events:

      On or about 1/18/2000, Chase Manhattan Bank - First Union National Bank Commercial Mortgage Trust (the "Depositor") made the distributions to holders of its Commercial Mortgage Pass-Through Certificates, Series 1999-1 contemplated by the applicable Pooling and Servicing Agreements for such Series (collectively, the "Pooling and Servicing Agreements").

      Copies of the Trustee's Report to Certificateholders with respect to such distributions delivered pursuant to Section 4.02 of the applicable Pooling and Servicing Agreements are being filed as exhibits to this Current Report on Form 8-K.

Item 7(c). Exhibits

                  Exhibits          Description
                  ----------        ---------------

                  20.1 Monthly Reports with respect to the January 18, 2000 distribution

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: January 28, 2000

                                        Chase Commercial Mortgage
                                        Securities Corp.


                                        By: /s/ Martin A. Friedman
                                        ----------------------------------------
                                        Name:  Martin A. Friedman
                                        Title: Assistant Vice President

                                INDEX TO EXHIBITS

Exhibit No.                     Description
---------------                 -----------------
20.1                            Monthly Reports with respect to the distribution
                                to certificateholders on January 18, 2000.